Supplement Dated November 4, 2015
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective September 4, 2015, for the JNL/Causeway International Value Select Fund, please delete all references to Kevin Durkin.

Effective October 15, 2015, for the JNL/PPM America Floating Rate Income Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
John Walding	2011	Senior Managing Director and Portfolio Manager
David Wagner	2011	Managing Director and Portfolio Manager
Christopher Kappas	2011	Managing Director and Portfolio Manager
Anthony Balestrieri*	2011	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager
Scott Richards**	2015	Senior Managing Director and Portfolio Manager
* Leads a team with oversight of management of non-loan Fund investments.
** Responsible for the non-loan high yield portion of the Fund's investments.

Effective October 15, 2015, for the JNL/PPM America High Yield Bond Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Anthony Balestrieri	2007	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager
Scott B. Richards	2008	Senior Managing Director and Portfolio Manager

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Floating Rate Income Fund, under "The Sub-Adviser and Portfolio Management," please delete the second paragraph in its entirety and replace it with the following paragraph:

PPM utilizes a team of investment professionals acting together to manage the assets of the Fund.  The team meets regularly to review new issue transactions, portfolio holdings and to discuss secondary trading activity.  The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objective.  John Walding, as head of the team, has the ultimate decision making responsibility for the team, but the process reflects the interactive and regular communication among the entire team.  Tony Balestrieri with his team is responsible for managing the non-loan investments for the Fund.  Scott Richards manages the high yield non-loan assets of the Fund.

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America Floating Rate Income Fund, under "The Sub-Adviser and Portfolio Management," please delete the sixth paragraph in its entirety and replace it with the following paragraph:

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager.  Mr. Balestrieri with his team, including Scott Richards, is responsible for managing the non-loan investments for the Fund.  Mr. Balestrieri has over 27 years of investment industry experience. Prior to assuming his current role, Mr. Balestrieri was a Senior Managing Director and Head of Total Return Fixed Income at PPM. From May 1998 until joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

Effective October 15, 2015, in the section entitled "Additional Information About the Funds" for the JNL/PPM America High Yield Bond Fund, under "The Sub-Adviser and Portfolio Management," please delete the second and third paragraphs in their entirety and replace them with the following paragraph:

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return and Scott B. Richards, Senior Managing Director, manage the assets of the Fund. Mr. Richards serves as lead portfolio manager of the Fund and is responsible for the day-to-day investment decisions of the Fund.  Mr. Balestrieri is responsible for general oversight and participates in decisions relating to overall investment strategy with respect to the Fund.  As of December 31, 2014, PPM's Public Fixed Income Group managed approximately $79.6 billion in assets, including approximately $10 billion in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri, Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager.  Mr. Balestrieri has over 27 years of investment industry experience. Prior to assuming his current role, Mr. Balestrieri was a Senior Managing Director and Head of Total Return Fixed Income at PPM.  From May 1998 until to joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.  Mr. Balestrieri has been the portfolio manager since April 30, 2007.

This Supplement is dated November 4, 2015.

Supplement Dated November 4, 2015
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective September 4, 2015, for the JNL/Causeway International Value Select Fund, please delete all references to Kevin Durkin.

Effective November 2, 2015, on page 50, in the section entitled "Certain Fundamental and Operating Policies and Risks Applicable to the Master Funds and Feeder Funds," under "AFIS Master Funds" please add the following section after the section entitled, "Securities With Equity And Debt Characteristics":

Futures.  The AFIS Master Funds may enter into futures contracts to seek to manage an AFIS Master Fund's interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Funds or a portion of the AFIS Master Funds' portfolios. A futures contract is an agreement to buy or sell a security or other financial instrument (the "reference asset") for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Funds will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Funds purchase or sell a security, such as a stock or bond, no price is paid or received by the AFIS Master Funds upon the purchase or sale of a futures contract. When the AFIS Master Funds enter into a futures contract, the AFIS Master Funds are required to deposit with their futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Funds upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Funds pay or receive cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Funds but is instead a settlement between the AFIS Master Funds and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Funds will mark-to-market their open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Funds, the AFIS Master Funds may be entitled to return of margin owed to them only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the AFIS Master Funds. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Funds.

When the AFIS Master Funds invest in futures contracts and deposits margin with an FCM, the AFIS Master Funds become subject to so-called "fellow customer" risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Funds, will be used to cover a loss caused by a different defaulting customer.  Applicable rules generally prohibit the use of one customer's funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers.  As a general matter, an FCM is required to use its own funds to meet a defaulting customer's obligations.  While a customer's loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes.  If the loss is so great that, notwithstanding the application of an FCM's own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy.  Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall.  A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM.  If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is more, the AFIS Master Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is less, the AFIS Master Funds realize a loss.

The AFIS Master Funds are generally required to segregate liquid assets equivalent to the AFIS Master Funds' outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Funds will be required to pay on settlement less the amount of margin deposited with an FCM.   For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Funds are permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Funds' daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Funds may set aside their daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to their net obligations under cash-settled futures, the AFIS Master Funds may be able to utilize these contracts to a greater extent than if the AFIS Master Funds were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Funds has assets available to satisfy their obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Funds' portfolio. However, segregation of liquid assets will not limit the AFIS Master Funds' exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Funds may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Funds' ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Funds' exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Funds had purchased the reference asset directly. When the AFIS Master Funds sell a futures contract, by contrast, the value of their futures positions will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Funds may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Funds could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Funds to substantial losses.

Additionally, the AFIS Master Funds may not be able to take other actions or enter into other transactions to limit or reduce their exposure to the position. Under such circumstances, the AFIS Master Funds would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Funds' access to other assets held to cover their futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Funds. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Effective October 1, 2015, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Sub-Advisers and Portfolio Manager," please delete the first paragraph for Causeway Capital Management LLC the in its entirety and replace it with the following:

Causeway Capital Management LLC ("Causeway") located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 serves as sub-adviser to the JNL/Causeway International Value Select Fund.  Causeway is a Delaware limited liability company.  Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each is a control person of Causeway.  Ms.  Ketterer and Mr. Hartford hold their interests in Causeway's parent holding company through estate planning vehicles, through which they exercise their voting power.

This Supplement is dated November 4, 2015.